INVESTBIO OPPORTUNITY TRUST
                           INVESTBIO OPPORTUNITY FUND


     SUPPLEMENT DATED NOVEMBER 14, 2003 TO PROSPECTUS DATED AUGUST 22, 2002


     This is a supplement to the Prospectus dated August 22, 2002, for the InvestBio Opportunity Fund (the "Fund"), a series of the InvestBio Opportunity Trust (the "Trust"). On November 13, 2003, the Investment Subadvisory Agreement ("Subadvisory Agreement") between DBGI Advisors, Inc. (the "Adviser") and BioPharma Capital Limited ("BioPharma") dated as of June 25, 2002 was terminated. BioPharma has been acquired by IT Asset Management, a French corporation. The Board of Trustees of the Trust approved a new Interim Investment Subadvisory Agreement ("Interim Agreement") prior to the termination of the Subadvisory Agreement at an in-person meeting. BioPharma will remain subadviser to the Fund subject to shareholder approval at a meeting to be held on or about January 20, 2004. If you have any questions regarding these changes, you should contact us toll-free at 866-960-7700.

     DELETE THE THIRD AND FOURTH SENTENCES OF THE FIRST FULL PARAGRAPH ON PAGE 14 AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE:

     The Adviser has entered into an interim investment subadvisory agreement ("Interim Agreement") with BioPharma Capital Limited ("BioPharma" or "Sub-Adviser"), under which BioPharma will provide sub-advisory services to the Fund, including the selection of investments subject to the supervision of the Adviser. The Interim Agreement is expected to be in effect until the earlier of April 11, 2004 or the date upon which the shareholders of the Fund approve a new investment subadvisory agreement ("New Subadvisory Agreement"). It is expected that the New Subadvisory Agreement will be submitted to shareholders of the Fund for approval at a meeting that is expected to be held on or about January 20, 2004.

     DELETE THE SECOND FULL PARAGRAPH IN ITS ENTIRETY ON PAGE 14 AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE:

     As compensation for its subadvisory services under the Interim Agreement, the Adviser pays a sub-advisory fee to the Sub-Adviser of 60% of the Management Fee (i.e., 0.60% of the 1.00% fee payable to the Adviser). The Sub-Adviser's address is: BioPharma Capital Limited, c/o IT Asset Management, 40 Rue La Boetie, 75008 Paris, France.

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    SUPPLEMENT DATED NOVEMBER 14, 2003 TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 22, 2002

     DELETE THE PARAGRAPH CAPTIONED "THE SUB-ADVISER" IN ITS ENTIRETY ON PAGE 24 AND REPLACE WITH THE FOLLOWING TWO PARAGRAPHS:

     The Adviser has entered into an interim investment subadvisory agreement ("Interim Agreement") with BioPharma Capital Limited (the "Sub-Adviser"), under which BioPharma will provide sub-advisory services to the Fund, including the selection of investments subject to the supervision of the Adviser. As compensation for its subadvisory services under the Interim Agreement, the Adviser pays a sub-advisory fee to the Sub-Adviser of 60% of the Management Fee (i.e., 0.60% of the 1.00% fee payable to the Adviser). The Sub-Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting securities transactions for the Fund. The Sub-Adviser's address is: BioPharma Capital Limited, c/o IT Asset Management, 40 Rue La Boetie, 75008 Paris, France.

     The Interim Agreement which took effect on November 13, 2003 was implemented without shareholder approval in accordance with Rule 15a-4 under the 1940 Act , as amended. Under Rule 15a-4, the Interim Agreement will terminate 150 days after the date the former investment advisory agreement terminated, which occurred on November 13, 2003. Thus, the Board of Trustees of the Trust will ask shareholders to approve a new investment advisory agreement between the Fund and BioPharma ("Proposed Agreement"). The Proposed Agreement will be submitted to shareholders of the Fund at a meeting that is expected to be held on or about January 20, 2004.

     DELETE ALL REFERENCES TO "SUB-ADVISORY AGREEMENT" AND REPLACE WITH "INTERIM AGREEMENT" IN THE SECTION CAPTIONED "BOARD CONSIDERATION OF THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT" ON PAGES 24 AND 25.

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